UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 11, 2020
___________________
Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
___________________

Delaware	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5100 East Skelly Drive, Suite 500, Tulsa, Oklahoma 74135
(Address of principal executive offices and zip code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTRX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 11, 2020 the Compensation Committee of the Board of Directors of Matrix Service Company (“the Company”) took the following actions:
(b) Effective December 31, 2020, Jason W. Turner, President – Matrix North American Construction, Inc. (“Matrix NAC”), a subsidiary of the Company, will no longer be employed by Matrix NAC. In accordance with his 2017 Amended and Restated Severance Agreement, Mr. Turner will receive cash severance, which represents one year of base salary and the average of his short-term incentive bonus over the previous three years. All unvested restricted stock units and performance share units were forfeited. Mr. Alan R. Updyke, in addition to his current role as the Company’s Chief Operating Officer, will serve as Interim President – Matrix NAC.
(e) As a result of the continuing economic impact of the unprecedented COVID-19 pandemic and the challenging business environment it has created, effective January 1, 2021, all of the Company’s Named Executive Officers have voluntarily taken temporary salary reductions ranging from 10% to 20% of base pay. The Company also instituted a reduction in base pay of 10% for all other executive officers of the Company. In addition, the Board of Directors of the Company are taking a voluntary temporary reduction of 10% of their cash retainer fees effective January 1, 2021.
These reductions will be periodically evaluated and will remain in effect until the Compensation Committee determines the appropriate time to reinstate. The percentage of salary reductions for our Named Executive Officers are as follows:
John R. Hewitt, President and Chief Executive Officer – 20%
Alan R. Updyke, Vice President, Chief Operating Officer and Interim President – Matrix NAC – 10%
Kevin S. Cavanah, Vice President, Chief Financial Officer and Treasurer – 10%
Bradley J. Rinehart, President – Matrix Service Inc. – 10%
Glyn Rodgers, President – Matrix PDM Engineering – 10%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: December 15, 2020	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer